Exhibit 99.2

Execution Version

Loan Numbers: 1004100 (Five Year Term Loan)

1004696 (Seven Year Term Loan)

FOURTH AMENDMENT TO TERM LOAN AGREEMENT

THIS FOURTH AMENDMENT TO TERM LOAN AGREEMENT is dated as of April 22, 2015 (this “Amendment”) by and among CUBESMART, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), CUBESMART, a real estate investment trust formed under the laws of the State of Maryland (the “Parent”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and each of the Lenders party to the Loan Agreement (defined below).

WHEREAS, the Borrower, the Parent, the Lenders party thereto and the Administrative Agent have entered into that certain Term Loan Agreement dated as of June 20, 2011 (as amended and in effect immediately prior to the effectiveness of this Amendment, the “Loan Agreement”); and

WHEREAS, the parties hereto desire to amend certain provisions of the Loan Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments.  The parties hereto agree that the Loan Agreement is hereby amended by restating the definitions of “Capitalization Rate”, “Development Property”, “LIBOR” and “LIBOR Market Interest Rate” in each case in Section 1.1 thereof as follows:

“Capitalization Rate” means 7.25%.

“Development Property” means a Property currently under development as a Storage Property that does not have an Occupancy Rate of 50% or more or, subject to the last sentence of this definition, on which the improvements (other than tenant improvements on unoccupied space) related to the development have not been completed.  A “Development Property” on which all improvements (other than tenant improvements on unoccupied space) related to the development of such Property have been completed for at least 36 months shall cease to constitute a “Development Property” notwithstanding the fact that such Property does not have an Occupancy Rate of at least 50%.

“LIBOR” means, with respect to any LIBOR Loan for any Interest Period, the rate of interest obtained by dividing (i) the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America).  If, for any reason, the rate referred to in the preceding clause (i) does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then the rate to be used for such clause (i) shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period.  Any change in the maximum rate or reserves described in the preceding clause (ii) shall result in a change in LIBOR on the date on which such change in such maximum rate becomes effective.  If LIBOR determined as provided above would be less than zero, LIBOR shall be deemed to be zero.

“LIBOR Market Index Rate” means, for any day, LIBOR as of that day that would be applicable for a LIBOR Loan having a one-month Interest Period determined at approximately 10:00 a.m. Central time for such day (rather than 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period as otherwise provided in the definition of “LIBOR”), or if such day is not a Business Day, the immediately preceding Business Day.  The LIBOR Market Index Rate shall be determined on a daily basis.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)           The Administrative Agent shall have received a counterpart of this Amendment duly executed by the Borrower, the Parent, Lenders constituting the Requisite Lenders and the Administrative Agent;

(b)           Evidence that all expenses payable to the Administrative Agent, Wells Fargo Securities, LLC and the Lenders in connection with this Amendment have been paid;

(c)           No Default or Event of Default shall exist;

(d)           A certificate of good standing (or certificate of similar meaning) with respect to each Loan Party issued as of a recent date by the Secretary of State of the state of formation of each such Loan Party; and

(e)           Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)           Authorization.  Each of the Parent and the Borrower, as applicable, has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Agreement, as amended by this Amendment, in

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accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and the Parent, as applicable, and each of this Amendment and the Loan Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower and the Parent, as applicable, enforceable against such Person in accordance with its respective terms.

(b)           Compliance with Laws.  The execution and delivery by the Borrower and the Parent, as applicable, of this Amendment and the performance by the Borrower and the Parent, as applicable, of this Amendment and the Loan Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Government Approvals or violate any Applicable Laws (including all Environmental Laws) relating to the Parent, the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Parent, the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Parent, the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Parent, the Borrower or any other Loan Party.

(c)           Reaffirmation.  As of the date of this Amendment and immediately after giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (except to the extent that any such representation or warranty expressly relates to a specified earlier date, in which case such representation or warranty shall be true and correct as of such earlier date).

(d)           No Default.  As of the date hereof and immediately after giving effect to this Amendment, no Default or Event of Default shall exist.

Section 4.  Reaffirmation of Guaranty.  The Parent hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of the Parent thereunder.

Section 5.  Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents and agreements executed and delivered in connection herewith.

Section 6.  Effect; Ratification.

(a)           Except as expressly herein amended, the terms and conditions of the Loan Agreement and the other Loan Documents remain unchanged and continue to be in full force and effect.  The amendments contained herein shall be deemed to have prospective application only.  The Loan Agreement is hereby ratified and confirmed in all respects.  Each reference to the Loan Agreement in any of the Loan Documents (including the Loan Agreement) shall be deemed to be a reference to the Loan Agreement, as amended by this Amendment.

(b)           Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties.  The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.

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(c)           Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations.

(d)           This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(e)           This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

Section 7.  Further Assurances.  The Parent and the Borrower agree to, and to cause any other Loan Party to, take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

Section 8.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

Section 10.  Severability.  In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 11.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Loan Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Term Loan Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CUBESMART, L.P.

By:	CubeSmart, its general partner

	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Senior Vice President, Chief Legal Officer &
Secretary

CUBESMART

By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Senior Vice President, Chief Legal Officer &
Secretary

[Signatures Continued on Next Page]

[Signature Page to Fourth Amendment to Term Loan Agreement with CubeSmart, L.P.]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Sean Armah
Name: Sean Armah
Title: Vice President

[Signatures Continued on Next Page]

[Signature Page to Fourth Amendment to Term Loan Agreement with CubeSmart, L.P.]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Shari L. Reams-Henofer
Name: Shari L. Reams-Henofer
Title: Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to Fourth Amendment to Term Loan Agreement with CubeSmart, L.P.]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Renee Lewis
Name: Renee Lewis
Title: Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to Fourth Amendment to Term Loan Agreement with CubeSmart, L.P.]

SUNTRUST BANK, as a Lender

By:	/s/ J. Todd Kurn
Name: J. Todd Kurn
Title: Vice President

[Signature Page to Fourth Amendment to Term Loan Agreement with CubeSmart, L.P.]

REGIONS BANK, as a Lender

By:	/s/ Paul E. Burgan
Name: Paul E Burgan
Title: Vice President

[Signature Page to Fourth Amendment to Term Loan Agreement with CubeSmart, L.P.]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Cheryl Sneor
Name: Cheryl Sneor
Title: Vice President

[Signature Page to Fourth Amendment to Term Loan Agreement with CubeSmart, L.P.]

CHARTER ONE BANK, as a Lender

By:	/s/ Kerri Colwell
Name: Kerri Colwell
Title: Senior Vice President